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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2006


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                                  1-13419                                47-0554096
  ---------------------------          ----------------------------------      ------------------------------------
   (State of Incorporation)                 (Commission File Number)              (IRS Employer Identification
                                                                                             Number)




                             2707 North 108th Street
                                     Suite 102
                                  Omaha, Nebraska                                    68164
                 ---------------------------------------------                 -----------------
                  (Address of principal executive offices)                        (Zip Code)


                                 (402) 428-2131
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 1, 2006 Lindsay Manufacturing Co. (the "Company") and a new wholly owned subsidiary of the Company entered into an agreement and plan of merger (the "Merger Agreement") with Barrier Systems Inc. ("BSI"), which will result in the Company owning all of the outstanding capital stock of BSI at closing. BSI is a California corporation engaged in the manufacture of specialty roadway barriers and traffic flow products that are used to reduce traffic congestion and enhance safety. The new wholly owned subsidiary will be merged with and into BSI. Under the terms of the Merger Agreement, the Company agreed to pay $35,000,000 in cash to acquire all of the outstanding stock of BSI, subject to a post-closing net asset adjustment. The merger consideration will be used to repay all funded debt of BSI and its transaction expenses, with the remainder being paid to shareholders and option holders of BSI. The Merger Agreement provides that $3,500,000 of the consideration will be held in escrow to secure the indemnification obligations of the shareholders and option holders of BSI. The Company intends to fund the payment of the merger consideration using a mix of its own working capital and borrowed funds.

         The terms of the Merger Agreement were determined on the basis of arm's-length negotiations. In the ordinary course of business, the Company has supplied components used by BSI in its manufacturing process. The Company does not consider this a material relationship and no other relationships exists between the Company and BSI or its shareholders.

         The Merger Agreement provides for customary representations, warranties and covenants by the Company and BSI and is subject to customary closing conditions, including approval by the shareholders of BSI. The Company expects the transaction to close within the next 45 days.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

99.1     Press Release, dated May 2, 2006, issued by the Company

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 2, 2006                     LINDSAY MANUFACTURING CO.


                                        By: /s/ David Downing
                                            ---------------------------------
                                            David Downing, Vice President and
                                            Chief Financial Officer